Exhibit 10.1

GTY Technology Holdings Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

October 30, 2018

Citigroup Global Markets Inc.

As Representative of the several Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:	Underwriting Agreement

Ladies and Gentlemen:

Reference is made to that certain Underwriting Agreement (the “Underwriting Agreement”), dated as of October 26, 2016, by and among GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company”), and Citigroup Global Markets Inc., as representative (the “Representative”) of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”). Except as otherwise specifically provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.

The Underwriting Agreement is hereby amended by this letter agreement (the “Amendment”), effective as of the date first listed above, as follows:

1.	The following quoted language “within twenty-four (24) months after the Closing of the offering” in Section 5(u) of the Underwriting Agreement are both hereby replaced with “by May 1, 2019.”

2.	The following quoted language “by twenty-four (24) months from the closing of the Offering” and “within twenty-four (24) months from the closing of the Offering” in Section 5(ff) of the Underwriting Agreement is hereby replaced with “by May 1, 2019.”

Except as expressly modified herein, all of the terms of the Underwriting Agreement shall remain in full force and effect.

This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

 This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly indicate your acceptance in the space provided for that purpose below, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

GTY TECHNOLOGY HOLDINGS INC.

By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

The foregoing Amendment

is hereby confirmed and accepted as

of the date first above written.

Citigroup Global Markets Inc.

By:	/s/ Neil Shah
	Name:	Neil Shah
	Title:	Managing Director

For itself and the other several Underwriters named in Schedule I to the Underwriting Agreement.